UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2021

HG Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	No. 0-14938	54-1272589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2115 E. 7th Street, Suite 101 Charlotte, North Carolina	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (252) 355-4610

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 26, 2021, HG Holdings, Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to disclose that on July 20, 2021, the Company completed the previously announced acquisition (the “Acquisition”) pursuant to that certain Equity Purchase Agreement with National Consumer Title Insurance Company, a Florida corporation (“NCTIC”), National Consumer Title Group LLC, a Florida limited liability company (“NCTG”), Southern Fidelity Insurance Company, a Florida corporation, Southern Fidelity Managing Agency, LLC, a Florida limited liability company, and Preferred Managing Agency, LLC, a Florida limited liability company . The information previously reported and disclosed in the initial Form 8-K filed with the Securities and Exchange Commission on July 26, 2021 is hereby incorporated by reference into this Current Report on Form 8-K/A. The Company is filing this Amendment No. 1 to Current Report on Form 8-K/A solely for the purpose of amending Item 9.01 of the Initial Form 8-K to file the financial information of NCTIC required by Items 9.01(a) and 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. No other changes have been made to the Initial Form 8-K.

Pursuant to the Acquisition, the Company effectively purchased (i) 100% of the stock of NCTIC, a Florida title insurer formed in 2017, and (ii) a 100% membership interest in NCTG, which owns a 50% non-controlling membership interest in Title Agency Ventures, LLC, and by virtue thereof, indirectly owns 50% of the membership interest in Omega National Title Agency (“Omega”), also a Florida based title agency. NCTIC provides title insurance, closing and/or escrow services and similar or related services in the state of Florida in connection with residential real estate transactions. Omega operates 10 title agency locations in Florida providing title agency services for residential and commercial real estate transactions.

Item 9.01                   Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited combined financial statements of NCTIC as of December 31, 2020 and 2019 and for the years then ended, and the report of Thomas Howell Ferguson, P.A., independent auditor, thereon, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited combined financial statements of NCTIC as of June 30, 2021 and for the three and six months then ended as of June 30, 2021 are filed herewith as Exhibit 99.2, and incorporated herein by reference.

(b)  Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company, reflecting the acquisition of NCTIC as if it occurred on January 1, 2021 and the pro forma combined statement of operations of the Company for the fiscal year ended December 31, 2020 and for the subsequent interim six months ended June 30, 2021, are filed herewith as Exhibit 99.3 and incorporated herein by reference. Such unaudited pro forma condensed combined financial statements are not indicative of the operating results or financial position that actually would have been achieved if the acquisition had been in effect on the dates indicated of that may be achieved in future periods, and should be read in conjunction with the financial statements of the Company and NCTIC.

(c) Shell Company Transaction.

Not applicable.

(d)  Exhibits

2.1
Equity Purchase Agreement, dated as of April 20, 2021, by and among the Company by and among National Consumer Title Insurance Company, a Florida corporation, National Consumer Title Group LLC, a Florida limited liability company, Southern Fidelity Insurance Company, a Florida corporation, Southern Fidelity Managing Agency, LLC, a Florida limited liability company, and Preferred Managing Agency, LLC, a Florida limited liability company (incorporated by reference to Exhibit 10.1 of that Current Report on Form 8-K of the Company filed April 26, 2021 with the Securities and Exchange Commission (Commission File No. 0-14938).

23.1	Consent of Thomas Howell Ferguson, P.A., independent auditor. (1)

99.1	The audited financial statements of National Consumer Title Insurance Company as of December 31, 2020 and 2019 and for the years then ended. (1)

99.2	The unaudited financial statements of National Consumer Title Insurance Company as of June 30, 2021 and for the three and six months then ended. (1)

99.3
The unaudited pro forma combined balance sheet of HG Holdings, Inc. reflecting the acquisition of National Consumer Title Insurance Company as if it occurred on January 1, 2021, and the unaudited pro forma combined statement of operations for the year ended December 31, 2020 and the subsequent interim six months ended June 30, 2021. (1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HG HOLDINGS, INC.

Date: October 5, 2021	By:	/s/ Bradley G. Garner
Bradley G. Garner
Principal Financial and Accounting Officer